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                                                                   EXHIBIT 10.10

                                 FIRST AMENDMENT
                                       TO
                          THE PRENTISS PROPERTIES TRUST
                            1996 SHARE INCENTIVE PLAN


         This First Amendment to the Prentiss Properties Trust 1996 Share Incentive Plan (the "Plan"), hereby amends the Plan as follows effective as of May 6, 1997:

         1. Section 5.01 which describes the maximum aggregate number of shares issuable under the Plan, is hereby amended by deleting the fourth sentence and inserting in its place the following sentence:

         "The maximum aggregate number of Shares that may be issued under this Plan is 2,980,000 Shares, subject to increase and adjustment as provided in this Article V and Article XII."

         2. As amended by the foregoing, the Plan shall remain in full force and effect.

Dated: February 10, 1998

                                     PRENTISS PROPERTIES TRUST


                                     By: /s/ Thomas F. August
                                         -------------------------------------
                                         Thomas F. August
                                         President and Chief Operating Officer